UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

Perini Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts                                                     1-6314                                                  04-1717070
(State or other jurisdiction                      (Commission file number)                             (I.R.S. Employer
of incorporation)                                                                                                          Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
(Address of Principal Executive Offices and Zip Code)

(Registrant's telephone number, including area code): (508) 628-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2004, Perini Corporation (the “Company”) entered into an agreement (the “Tutor Agreement”) with Ronald N. Tutor, the Company’s Chairman and Chief Executive Officer, pursuant to which the Company will grant Mr. Tutor 150,000 shares of unrestricted common stock, par value $1.00 per share, of the Company (“Common Stock”) under the Perini Corporation 2004 Stock Option and Incentive Plan. Under the Tutor Agreement, the Company will grant Mr. Tutor (i) 75,000 shares of Common Stock on June 30, 2005, provided that Mr. Tutor continues to serve as the Company’s Chairman and Chief Executive Officer through and including such date and (ii) 75,000 shares of Common Stock on June 30, 2006, provided that Mr. Tutor continues to serve as the Company’s Chairman and Chief Executive Officer through and including such date.

The foregoing description of the Tutor Agreement does not purport to be complete and is qualified in its entirety by reference to the Tutor Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On December 15, 2004, the Company entered into Amendment Number 8 to the Management Agreement by and among the Company, Ronald N. Tutor and Tutor-Saliba Corporation (the “Amendment”). Pursuant to the Amendment, effective September 15, 2004, the management fee payable by the Company to Tutor-Saliba Corporation for services provided to the Company by Mr. Tutor was increased from $600,000 to $800,000 per year. Mr. Tutor is the sole shareholder and chief executive officer of Tutor-Saliba Corporation.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     Exhibit 10.1 - Retention Incentive Agreement between the Company and Ronald N. Tutor, dated as of December 15, 2004

     Exhibit 10.2 - Amendment Number 8 to Management Agreement by and among the Company, Ronald N. Tutor and Tutor-Saliba Corporation, dated as of December 15, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                PERINI CORPORATION

Dated: December 16, 2004                                                             By: /s/Michael E. Ciskey
                                                                                                                 Michael E. Ciskey
                                                                                                                 Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description

10.1              Retention Incentive Agreement between the Company and Ronald N. Tutor, dated as of December 15, 2004

10.2              Amendment Number 8 to Management Agreement by and among the Company, Ronald N. Tutor and Tutor-Saliba
                  Corporation, dated as of December 15, 2004